    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 5, 1998



                                                    REGISTRATION NO. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------


                                    FORM S-1


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                         GLOBAL TELESYSTEMS GROUP, INC.
               (Exact name of registrant as specified in charter)

            DELAWARE
  (State or other jurisdiction                 4813                          94-3068423
      of incorporation or          (Primary Standard Industrial           (I.R.S. Employer
          organization)            Classification Code Number)         Identification Number)

                             ---------------------

              1751 PINNACLE DRIVE                                WILLIAM H. SEIPPEL
           NORTH TOWER -- 12TH FLOOR                            1751 PINNACLE DRIVE
                MCLEAN, VA 22102                             NORTH TOWER -- 12TH FLOOR
                 (703) 918-4500                                   MCLEAN, VA 22102
  (Address, including zip code, and telephone                      (703) 918-4558
                     number,                          (Name, address, including zip code, and
 including area code, of registrant's principal                  telephone number,
               executive offices)                    including area code, of agent for service)

                             ---------------------

                                   Copies to:


            DAVID J. BEVERIDGE, ESQ.                           MICHAEL E. MICHETTI
              SHEARMAN & STERLING                            CAHILL GORDON & REINDEL
              599 LEXINGTON AVENUE                                80 PINE STREET
            NEW YORK, NEW YORK 10022                         NEW YORK, NEW YORK 10005


                             ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]


     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-43155.


     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [ ]
---------------------.

     If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE


================================================================================================================
                                                  AMOUNT                 MAXIMUM
         TITLE OF EACH CLASS OF                   TO BE                 AGGREGATE               AMOUNT OF
      SECURITIES TO BE REGISTERED               REGISTERED            OFFERING PRICE         REGISTRATION FEE
================================================================================================================
Senior Notes due 2005...................        $5,000,000              $5,000,000                $1,475
================================================================================================================


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                           INCORPORATION BY REFERENCE

           OF REGISTRATION STATEMENT ON FORM S-1 (FILE NO. 333-43155)



     Global TeleSystems Group, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-43155), as amended (including the exhibits thereto), declared effective at approximately 4:00 p.m. on February 4, 1998 by the Securities and Exchange Commission.


                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) EXHIBITS

     5.1*  --  Opinion of Shearman & Sterling.

    23.1*  --  Consent of Shearman & Sterling (included in opinion filed as
               Exhibit 5.1).

    23.2*  --  Consent of Ernst & Young LLP.


    24.1   --  Power of Attorney (included on signature page to Global
               TeleSystems Group, Inc.'s Registration Statement on Form S-1 (File No. 333-43155) and incorporated herein by reference).


-----------------
*  Filed herewith


(b) Financial Statement Schedules are incorporated by reference herein.


     Schedule II Valuation and Qualifying Accounts (incorporated by reference to the Global TeleSystems Group, Inc. Registration Statement on Form S-1 (File No. 333-43155).

EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------
     5.1*     --  Opinion of Shearman & Sterling.

    23.1*     --  Consent of Shearman & Sterling (included in opinion filed as
                  Exhibit 5.1).

    23.2*     --  Consent of Ernst & Young LLP.


    24.1      --  Power of Attorney (included on signature page to Global
                  TeleSystems Group, Inc.'s Registration Statement on Form S-1 (File No. 43155) and incorporated herein by reference).


-----------------
*  Filed herewith

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of McLean, Commonwealth of Virginia, on this 4th day of February, 1998.


                                            GLOBAL TELESYSTEMS GROUP, INC.


                                            By:       /s/ ALAN KRENEK

                                              ----------------------------------

                                              Name: Alan Krenek


                                              Title: Vice President of Corporate
                                                     Finance



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 4th day of February, 1998.



                      SIGNATURE                                      TITLE                       DATE
                      ---------                                      -----                       ----

                /s/ GERALD W. THAMES*                  President, Chief Executive Officer   February 4, 1998
-----------------------------------------------------    and Director (principal
                  Gerald W. Thames                       executive officer)

               /s/ WILLIAM H. SEIPPEL*                 Executive Vice President of          February 4, 1998
-----------------------------------------------------    Finance and Chief Financial
                 William H. Seippel                      Officer (principal financial and
                                                         accounting officer)

                 /s/ ALAN B. SLIFKA*                   Chairman of the Board of Directors   February 4, 1998
-----------------------------------------------------
                   Alan B. Slifka

                 /s/ GARY GLADSTEIN*                   Director                             February 4, 1998
-----------------------------------------------------
                   Gary Gladstein

                /s/ MICHAEL GREELEY*                   Director                             February 4, 1998
-----------------------------------------------------
                   Michael Greeley

                /s/ BERNARD MCFADDEN*                  Director                             February 4, 1998
-----------------------------------------------------
                  Bernard McFadden

               /s/ STEWART J. PAPERIN*                 Director                        February 4, 1998
-----------------------------------------------------
                 Stewart J. Paperin

                 /s/ W. JAMES PEET*                    Director                        February 4, 1998
-----------------------------------------------------
                    W. James Peet

                  /s/ JEAN SALMONA*                    Director                        February 4, 1998
-----------------------------------------------------
                    Jean Salmona

               /s/ MORRIS A. SANDLER*                  Director                        February 4, 1998
-----------------------------------------------------
                  Morris A. Sandler

                  /s/ JOEL SCHATZ*                     Director                        February 4, 1998
-----------------------------------------------------
                     Joel Schatz

                  /s/ ADAM SOLOMON*                    Director                        February 4, 1998
-----------------------------------------------------
                    Adam Solomon

                *By: /s/ ALAN KRENEK
  ------------------------------------------------
                  Name: Alan Krenek
                  Attorney-in-fact


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